UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 28, 2022

Legacy EJY, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39800	98-1566891
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3240 Hillview Ave Palo Alto, California	94304
(Address of principal executive offices)	(Zip Code)

(888) 463-6569

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	ENJYQ	*
Warrants to purchase common stock	ENJYWQ	*

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

*	The registrant’s common stock and warrants began trading exclusively on the OTC Pink Marketplace on July 11, 2022 under the symbols “ENJYQ” and “ENJWQ”, respectively.

Item 1.01	Entry into a Material Definitive Agreement.

The information set forth in Item 2.01 of this Current Report on Form 8-K relating to entry into the Second Amendment (as defined below) is incorporated into this Item 1.01.

Item 2.01	Completion of Acquisition or Disposition of Assets.

As previously disclosed, on June 30, 2022, Enjoy Technology, Inc. (the “Company”) and certain of its wholly owned subsidiaries, Enjoy Technology LLC and Enjoy Technology Operating Corp., filed voluntary petitions (and the cases commenced thereby, the “Chapter 11 Cases”) seeking relief under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). Also as previously reported, on July 25, 2022, the Company and certain of its subsidiaries (collectively, the “Sellers”) entered into an Asset Purchase Agreement (the “Purchase Agreement”) with Asurion, LLC (the “Purchasers”) to sell substantially all of its assets pursuant to a sale conducted under Section 363 of the Bankruptcy Code (“Section 363”).

Amendment to Asset Purchase Agreement

On August 28, 2022, the Sellers entered into the Second Amendment (the “Second Amendment”) to the Purchase Agreement with the Purchasers, pursuant to which the Outside Date (as defined in the Purchase Agreement) to which the Sellers or the Purchasers may terminate the Purchase Agreement was extended to August 31, 2022.

Consummation of Sale in Accordance with Asset Purchase Agreement

Pursuant to the Purchase Agreement, on August 31, 2022, the Sellers completed their sale of substantially all of their assets to the Purchasers (the “363 Sale”) for approximately $110,000,000, subject to various deductions including a $23,800,000 holdback amount. The 363 Sale was conducted under the provisions of Section 363 and was approved by the Bankruptcy Court on August 12, 2022. In connection with the consummation of the 363 Sale, on August 31, 2022, the obligations under the Company’s debtor-in-possession credit agreements were repaid in full and such credit agreements were terminated.

The material terms of the Purchase Agreement were previously reported in Item 1.01 of the Company’s Current Report on Form 8-K filed on July 29, 2022, which is incorporated herein by reference. The foregoing descriptions of the Purchase Agreement and the Second Amendment and the transactions contemplated thereby do not purport to be complete and are qualified in their entirety by reference to the full text of the Purchase Agreement and the Second Amendment, copies of which are attached as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference in this Item 2.01.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 31, 2022, the Company filed an amendment to its Certificate of Incorporation (the “Certificate Amendment”) with the Secretary of the State of Delaware in order to change its name to “Legacy EJY, Inc.” The Company did so in compliance with Section 8.15 of the Purchase Agreement, which mandates that the Company and its subsidiaries discontinue the use of their current name (and any other trade names) within 15 days following the 363 Sale (the “Name Change Requirement”).

The description of the Certificate Amendment is qualified in its entirety by the full text of the Certificate Amendment, which is attached hereto as Exhibit 3.1 to this Report and is incorporated herein by reference.

Item 8.01	Other Events.

The information set forth in Item 5.03 of this Current Report on Form 8-K is incorporated into this Item 8.01.

On August 31, 2022, in compliance with the Name Change Requirement, the Company filed the following with the Secretary of the State of Delaware: (1) an amendment to the Certificate of Incorporation for its subsidiary, Enjoy Technology Operating Corp., changing the entity’s name to “Legacy EJY Operating Corp.” and (2) an amendment to the Certificate of Formation for its subsidiary, Enjoy Technology LLC, changing the entity’s name to “Legacy EJY Subsidiary LLC”.

Item 9.01	Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

The Company is currently unable to prepare pro forma financial information reflecting the transaction described in Item 2.01 of this Current Report without unreasonable effort or expense, and therefore such information is not reasonably available to the Company within the meaning of Rule 12b-21 under the Exchange Act. As a debtor-in-possession under the Bankruptcy Code, the Company files publicly available monthly operating reports with the Bankruptcy Court, which reports include financial statements that are limited in scope and prepared solely for the purpose of complying with requirements of the Bankruptcy Court. The Company cautions investors and potential investors not to place undue reliance upon the information contained in the monthly operating reports, which are not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Company.

(d) Exhibits.

Exhibit No.

3.1	Certificate of Amendment of Certificate of Incorporation of Enjoy Technology, Inc.

10.1	Asset Purchase Agreement by and between Asurion, LLC, Enjoy Technology, Inc., Enjoy Technology Operating Corp. and Enjoy Technology LLC, dated July 25, 2022.*
(incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on July 29, 2022).

10.2	Second Amendment to Asset Purchase Agreement by and between Asurion, LLC, Enjoy Technology, Inc., Enjoy Technology Operating Corp. and Enjoy Technology LLC, dated August 28, 2022.

104	Cover Page Interactive Data File. The cover page XBRL tags are embedded within the inline XBRL document (contained in Exhibit 101).

*

Pursuant to Item 601(a)(5) of Regulation S-K, certain schedules (or similar attachments) have been omitted. The Company agrees to furnish supplementally to the SEC a copy of any omitted schedule (or similar attachment) upon request by the SEC. Pursuant to Item 601(a)(6) of Regulation S-K, certain personally identifiable information contained in this document, marked by brackets as [***] has been omitted.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Legacy EJY, Inc.

Dated: September 1, 2022

	By:	/s/ Ron Johnson
Ron Johnson
Chief Executive Officer